SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2010

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Two, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2010, at the 2010 Annual Meeting of Stockholders of Vermillion Inc. (the “Company”), the stockholders approved the Company’s 2010 Stock Incentive Plan (the “Plan”). The Plan is described in detail in the Company’s Proxy Statement for the 2010 Annual Meeting of the Stockholders of the Company, filed with the Securities and Exchange Commission on October 20, 2010 (the “Proxy Statement”). A copy of the Plan is included as an appendix to the Proxy Statement and is incorporated herein by reference.

Item 5.05	Amendment to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 3, 2010, the Board of Directors of the Company approved a new Code of Business Conduct and Ethics (the “Code of Ethics”), which replaced in its entirety the Company’s prior code of ethics. The Code of Ethics applies to all directors, officers and employees of the Company. The Code of Ethics amends and restates the Company’s prior code of ethics to update certain provisions for business and regulatory developments and to provide additional guidance and greater detail on certain issues such as conflicts of interest, use of the Company’s assets, and responsibilities to the Company’s customers and suppliers.

The above description of the Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics, which is filed herewith as Exhibit 14.1 and is incorporated by reference herein. A copy of the Code of Ethics is available on the Company’s website at www.vermillion.com.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 3, 2010, the Company held its 2010 Annual Meeting of Stockholders at which the Company’s stockholders approved three proposals. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting.

The matters voted on at the Meeting were: (1) the election of Gail S. Page and John F. Hamilton as Class III directors to serve for a two-year term, and the election of Dr. William C. Wallen as Class I Director to serve for a three-year term; (2) approval of the Company’s 2010 Stock Incentive Plan; and (3) ratification of the Board’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. As of the record date for the meeting, there were 10,416,085 shares of Vermillion common stock, par value $0.001 per share, issued and outstanding and entitled to vote. Each of the directors up for reelection was reelected and each of the other matters was approved by the required number of votes on each such matter. The final voting results were as follows:

Proposal 1

The following persons were elected to the Board of Directors:

	FOR	WITHHELD	BROKER NON-VOTES
Gail. S. Page	4,849,524	90,312	4,270,490
John F. Hamilton	4,798,078	141,758	4,270,490
William C. Wallen, Ph.D.	4,797,425	142,411	4,270,490

Proposal 2

Stockholders approved the Vermillion, Inc. 2010 Stock Incentive Plan, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,715,057	1,214,531	10,248	4,270,490

Proposal 3

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
9,183,791	21,843	4,692	--

Item 8.01	Other Events.

On December 6, 2010, the Company issued a press release announcing that its shareholders approved the three proposals in its 2010 Annual Meeting of Stockholders. A copy of the Company’s press release dated December 6, 2010 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit No.	Description.

14.1	Vermillion, Inc. Code of Business Conduct and Ethics

99.1	Press Release dated December 6, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: December 7, 2010	By:	/s/ Sandra A. Gardiner
Sandra A. Gardiner
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

14.1	Vermillion, Inc. Code of Business Conduct and Ethics

99.1	Press Release dated December 6, 2010